UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 5, 2024
(June 4, 2024)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2024, PNM Resources, Inc. (“PNMR”) held its Annual Meeting of Shareholders (the “Meeting”).

As of April 15, 2024, the record date for the Meeting, there were 90,200,384 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the five proposals submitted to a vote of PNMR’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following ten nominees were elected to PNMR’s Board of Directors to serve as directors for a one-year term that expires at PNMR’s Annual Meeting of Shareholders to be held in 2025. The votes cast with respect to the ten nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vicky A. Bailey	76,467,720	1,325,221	53,530	2,923,333
Norman P. Becker	76,318,089	1,468,857	59,525	2,923,333
Patricia K. Collawn	76,468,947	1,318,991	58,533	2,923,333
E. Renae Conley	76,236,140	1,552,718	57,613	2,923,333
Alan J. Fohrer	76,393,052	1,392,600	60,819	2,923,333
Sidney M. Gutierrez	77,484,744	304,869	56,858	2,923,333
James A. Hughes	76,065,603	1,722,297	58,571	2,923,333
Steven C. Maestas	77,510,126	275,355	60,990	2,923,333
Lillian J. Montoya	77,511,797	275,812	58,862	2,923,333
Maureen T. Mullarkey	76,331,349	1,462,316	52,806	2,923,333

The appointment of KPMG LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2024, was ratified by PNMR’s shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions

80,327,014	388,004	54,786

PNMR's shareholders approved, on an advisory basis, the compensation of PNMR’s NEOs, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

65,422,583	12,317,373	106,515	2,923,333

Approval of an amendment to PNMR's Restated Articles of Incorporation to increase the number of authorized shares of common stock, by the vote indicated below:

Votes For	Votes Against	Abstentions

78,817,281	1,884,116	68,407

Approval of an amendment to PNMR's Restated Articles of Incorporation to change the name of PNM Resources, Inc. to TXNM Energy, Inc., by the vote indicated below:

Votes For	Votes Against	Abstentions

80,355,630	291,885	122,289

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: June 5, 2024	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)